               A N N U A L   R E P O R T  |  S e p t e m b e r   3 0 ,   2 0 0 2



                                                                      The Strong

                                                      Advisor Large Company Core

                                                          & Large Company Growth

                                                                           Funds



                               PHOTO APPEARS HERE



                                                                   [STRONG LOGO]

              A N N U A L   R E P O R T   |  S e p t e m b e r   3 0 ,   2 0 0 2




                                                                      The Strong

                                                      Advisor Large Company Core

                                                          & Large Company Growth

                                                                           Funds

Table of Contents

Investment Reviews

   Strong Advisor Large Company Core Fund ......................2
   Strong Large Company Growth Fund ............................4

Shareholder Meeting Results ....................................6

Financial Information

   Schedules of Investments in Securities
     Strong Advisor Large Company Core Fund ....................7
     Strong Large Company Growth Fund ..........................8
   Statements of Assets and Liabilities .......................10
   Statements of Operations ...................................12
   Statements of Changes in Net Assets ........................14
   Notes to Financial Statements ..............................16

Financial Highlights ..........................................23

Report of Independent Accountants .............................26

Directors and Officers ........................................27

Strong Advisor Large Company Core Fund
================================================================================

A special meeting of shareholders was held on August 30, 2002. See page 6 for information about the results of the meeting. Effective September 16, 2002, the Rockhaven Fund was reorganized into the Strong Advisor Large Company Core Fund.

Your Fund's Approach

The Strong Advisor Large Company Core Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of large-capitalization companies, which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings, cash flow, or asset value, consisting primarily of income-producing equity securities. To select investments, the managers give equal emphasis to capital appreciation and current yield in order to achieve the Fund's investment objective, and may invest in convertible securities of any quality to generate higher income. The Fund may invest up to 25% of its net assets in foreign securities.

                    Growth of an Assumed $10,000 Investment+
                             From 11-3-97 to 9-30-02

                              [GRAPH APPEARS HERE]

                   Strong                                      Lipper
               Advisor Large             S&P                  Large-Cap
             Company Core Fund        500(R)Index*        Core Funds Index*
Oct 97            $ 9,425               $10,000               $10,000
Apr 98            $10,769               $11,930               $12,029
Oct 98            $ 9,971               $11,882               $11,788
Apr 99            $11,579               $14,534               $14,268
Oct 99            $12,093               $14,932               $14,547
Apr 00            $14,160               $16,005               $16,032
Oct 00            $14,076               $15,841               $15,949
Apr 00            $12,793               $13,931               $13,868
Oct 01            $11,063               $11,899               $11,910
Apr 02            $12,048               $12,174               $12,171
Sep 02            $ 9,502               $ 9,286               $ 9,478

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

/2/ The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: The Strong Advisor Large Company Core Fund outperformed its broad-based benchmark, the S&P 500 Index, for the reporting period, though it nonetheless posted a loss for the year. The Fund recorded most of its outperformance in the second and third quarters of 2002.

     The fourth quarter of 2001 and the first quarter of 2002 saw stronger equity returns, due to increasing optimism of a quick recovery of earnings and the surge of liquidity that entered the market following a series of Federal Reserve rate cuts. That optimism began to dwindle, however, in the second and third quarters of 2002, as actual earnings failed to meet expectations. Equity markets then suffered some of their worst historical returns on record.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Going into the last months of 2001, the outlook for a recovery in corporate spending appeared positive, sparking a rally that carried through the end of the year and into the first quarter of 2002. As corporate scandals erupted and questions into the reliability of the investment profession proliferated, confidence in the predicted earnings recovery and the trustworthiness of both corporate management and the financial markets themselves eroded. This led the markets into a tailspin.

Corporate spending did not experience a hoped-for revival, and year-over-year comparisons in earnings looked bleak. As we close the one-year period, renewed questions into companies' over-leveraged balance sheets continue to cloud the outlook for equity markets.

In this type of environment, our focus on companies with high-quality management and solid balance sheets helped us to avoid many of the market's significant disappointments. Large-cap stocks fared relatively well, particularly later in the period. The value and growth investment styles spent most of the year in a tug-of-war. Neither style dominated the index significantly, in contrast with the wild swings seen in years past. The Fund mimicked the market, keeping our style tilt relatively neutral.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund focuses on the total return equation, meaning we look at potential for both capital appreciation and income as we assess the overall attractiveness of a stock. Over the period, investors shifted their focus back toward stocks that paid dividends--what we may sometimes think of as "the bird in the hand." Because of our long-term focus on investment income, the portfolio benefited from this trend.

     Throughout the year, we reallocated our holdings into areas of the market that were working relatively well, and out of areas that were lagging. For example, we began the period with approximately 15% of our holdings in technology stocks. As this sector continued to underperform, its weight in the S&P 500 shrank to 12%, and its weighting in the Fund moved downward as well.

     We also did not lean heavily toward growth or value stocks, which was beneficial in a market climate in which neither style dominated. Our emphasis on companies with good management teams, solid business models, and strong industry positions kept us in higher-quality names. Although weaker companies did rally several times throughout the year, on the whole the market was not favorable to companies with high debt, questionable accounting, or possibly unethical practices.

Q:   What is your future outlook?

A: The market will need to resolve a number of variables before it can move upward. Foremost among these is the large burden of debt weighing on both corporations and individuals. The technology bubble has burst, only to be replaced by unprecedented use of leverage resulting from low historical interest rates.

     As we position the Fund, we will be paying particular attention to companies that have weathered the past three difficult years well, and that appear to be in the best position to capitalize on their competitive positions going forward.

     We thank you for your investment in the Strong Advisor Large Company Core Fund.

     Christopher H. Wiles
     Portfolio Co-Manager

     Lawrence E. Eakin, Jr.
     Portfolio Co-Manager

Average Annual Total Returns
As of 9-30-02

Class A/1/
------------------------------------------
          1-year/2/            -17.37%

          3-year                -7.36%

          Since Fund Inception  -0.96%
          (11-3-97)

Equity funds are volatile investments and should only be considered for long-term goals.


1 Average annual total returns for Class A shares include the effect of the maximum sales charge of 5.75%, which was first charged on 9-17-99, and are based on the performance of the Rockhaven Fund's Class A shares (the predecessor Fund) prior to 9-16-02. Please consult a prospectus for information about all share classes.

2 Average annual total return for Class A shares includes a 1.00% redemption fee (as a percentage of redemption proceeds) imposed on redemptions made within 12 months of purchase.

..    The S&P 500 Index is an unmanaged index generally representative of the
     U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper Category. Source of the S&P 500 Index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Company Growth Fund

A special meeting of shareholders was held on August 30, 2002. See page 6 for information about the results of the meeting. Effective September 16, 2002, the Rockhaven Premier Dividend Fund was reorganized into the Strong Large Company Growth Fund.

Your Fund's Approach/1/

The Strong Large Company Growth Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth, consisting primarily of income-producing equity securities. To identify stocks that offer the opportunity for capital growth, the managers look for stocks that have a record of growth in the areas of sales, earnings, or book value, and stocks that have above-average returns on capital and equity. A proven management team and business model are also evaluated to determine whether historic growth rates can be replicated in the future. To select investments, the managers give equal emphasis to capital appreciation and current yield in order to achieve the Fund's investment objective, and may invest in convertible securities of any quality to generate higher income. The Fund may invest up to 25% of its net assets in foreign securities.

                   Growth of an Assumed $10,000 Investment/+/
                            From 11-3-97 to 9-30-02

            Strong Large                      Merrill Lynch     Lipper Large-Cap
           Company Growth       S&P 500      All-Covertible      Growth Funds
               Fund              Index*          Index*             Index*
Oct 97        $10,000           $10,000          $10,000            $10,000
Apr 98        $11,532           $11,930          $11,039            $12,060
Oct 98        $10,550           $11,882          $ 9,922            $11,904
Apr 99        $13,399           $14,534          $12,075            $15,292
Oct 99        $14,453           $14,932          $12,784            $16,327
Apr 00        $18,581           $16,005          $15,475            $18,991
Oct 00        $19,270           $15,841          $15,119            $17,770
Apr 01        $17,771           $13,931          $13,863            $13,197
Oct 01        $15,585           $11,899          $12,598            $10,615
Apr 02        $16,350           $12,174          $12,893            $10,590
Sep 02        $13,021           $ 9,286          $11,100            $ 8,020


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500"), Merrill Lynch All-Convertible Index, and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. We are replacing the Merrill Lynch All-Convertible Index with the S&P 500 Index and the Lipper Large-Cap Growth Funds Index, as we believe the S&P 500 Index and Lipper Large-Cap Growth Funds Index more accurately reflect the Fund's investment program.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: The Strong Large Company Growth Fund outperformed its broad-based benchmark, the S&P 500 Index, for the one-year period ended September 30, 2002.

     The final months of 2001 -- which were also the first months of this reporting period -- continued the historical trend of the growth style of investing, outperforming value in the fourth quarter of the calendar year. This, in part, caused the Fund to underperform its broad-based benchmark in the fourth quarter of 2001. For the remainder of the period, neither growth nor value showed any true leadership or dominance -- and the Fund significantly outperformed the S&P 500 Index.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Going into the fourth quarter of 2001, prospects for a recovery in corporate spending seemed good. This started a rally that carried through the end of the year and into the first quarter of 2002. However, as a number of corporate scandals erupted and questions regarding the reliability of the investment profession proliferated, confidence in the predicted earnings recovery eroded, and the trustworthiness of both corporate management and the financial markets came into question.This drove the markets into a tailspin that accelerated as corporate spending failed to recover as anticipated, and as year-over-year comparisons in earnings looked bleak. At the close of the period, concerns about over-leveraged balance sheets cast a shadow on the future for the equity markets.

     In this type of environment, our approach to growth investing allowed us to outperform our benchmark, though we still posted a loss for the period. The market offered few rewards, but our concentration on high-quality companies with strong management teams has sheltered the Fund from the worst of the pain.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: In the early part of 2002, our exposure to convertible bonds helped us to perform well relative to the index. These securities provided us with significant downside protection against the overall downturn in the equity markets. As the earnings picture began to improve and the forecast for equities became more positive, we reduced our convertible bond positions in favor of a greater allocation to stocks, which should give the Fund greater sensitivity to the equity markets and upside potential.

     We do not take a typical approach to growth; our more cautious style involves considering the entire total return equation, looking at potential for both price appreciation and income. Our focus is on companies that have historically been able to post high earnings and revenue growth (as opposed to companies that offer forward-looking "hope" for growth). This approach, combined with our emphasis on companies with strong industry positions, has allowed us to outperform our broad-based benchmark.

Q:   What is your future outlook?

A: The equity markets have a few issues that they will have to resolve before they can move forward to sustained recovery. Perhaps the greatest among these is the high level of debt currently being carried by a number of U.S. companies, as well as individuals. We are keeping our eye on the new "debt bubble" and remain cautious with regard to creditworthiness.

     We are hopeful that the growth companies that have historically performed well in the past will be able to once again lead stocks in their recovery. We believe they may be in the best position to surge ahead in the early stages of equity market improvements.

We are planning to remain fully invested, and we intend to keep investing in high-quality companies with strong historical growth comparisons and dominant leadership positions within their industries.

We thank you for your investment in the Strong Large Company Growth Fund.

Christopher H. Wiles
Portfolio Co-Manager

Lawrence E. Eakin, Jr.
Portfolio Co-Manager

/1/ Prior to September 16, 2002, the Fund invested primarily in income-producing equity securities. In selecting investments, Rockhaven Asset Management, LLC (the "Advisor") selected common stocks that it believed to have good value, attractive yield, and potential for dividend growth. The Fund emphasized investments in convertible securities to generate higher income. Based on the Advisor's assessment of market and economic conditions and outlook, the Advisor may invest the Fund's assets in preferred stocks and convertible stocks. Under normal market conditions, the Fund typically invested primarily in income producing equity securities, consisting of common and preferred stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. Under normal market conditions, the Fund had at least 80% of its assets invested in securities that paid dividends or interest. Effective September 5, 2002, Strong Capital Management, Inc. became the Funds investment advisor.

/2/ The performance of the Fund prior to 9-16-02 is based on the performance of the Rockhaven Premier Fund's Class A shares (the predecessor Fund), and does not reflect the Fund's maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-15-02.

/3/ Average annual total return includes a 1.00% redemption fee (as a percentage of redemption proceeds) imposed on redemptions made within 12 months of purchase.

 * The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Merrill Lynch All-Convertible Index includes U.S. dollar-denominated convertibles of $50 million or more in size, and incorporates both traditional and mandatory conversion structures. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper Category. Source of the S&P 500 and the Merrill Lynch Index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


Average Annual Total Returns/2/

As of 9-30-02
--------------------------------
     1-year/3/           -14.53%

     3-year               -1.37%

     Since Fund Inception  5.55%
     (11-3-97)

Equity funds are volatile investments and should only be considered for long-term goals.

SHAREHOLDER MEETING RESULTS OF THE FUNDS
--------------------------------------------------------------------------------


     At a Special Meeting of Shareholders of the Rockhaven Funds held on August 30, 2002, shareholders approved the following proposals:

     To approve the new investment advisory agreement between the Trust, on behalf of the Funds, and Strong Capital Management, Inc.

                                                      For        Against     Abstain
                                                  ---------     --------     -------
     Strong Advisor Large Company Core Fund         296,196       7,515          --
     Strong Large Company Growth Fund             1,243,355       5,029      10,547

     To approve the reorganization of the Rockhaven Funds as a newly created series of the Strong Equity Funds, Inc, a Wisconsin corporation, pursuant to an Agreement and Plan of Reorganization and the subsequent liquidation and termination of the Funds.

                                                      For        Against     Abstain
                                                  ---------     --------     -------
     Strong Advisor Large Company Core Fund         296,196       7,515          --
     Strong Large Company Growth Fund             1,244,178       4,378      10,375


SCHEDULES OF INVESTMENTS IN SECURITIES                        September 30, 2002
--------------------------------------------------------------------------------

                    STRONG ADVISOR LARGE COMPANY CORE FUND

                                                          Shares or
                                                          Principal      Value
                                                           Amount       (Note 2)
--------------------------------------------------------------------------------

Common Stocks 73.6%
Aerospace - Defense 1.3%
General Dynamics Corporation                                1,000     $   81,330

Banks - Money Center 4.3%
Bank of America Corporation                                 2,700        172,260
Citigroup, Inc.                                             3,600        106,740
                                                                      ----------
                                                                         279,000
Beverages - Alcoholic 2.3%
Anheuser-Busch Companies, Inc.                              2,900        146,740

Building - Resident/Commercial 1.9%
Lennar Corporation                                          2,200        122,716

Commercial Services - Advertising 1.8%
Omnicom Group, Inc.                                         2,100        116,928

Computer - Local Networks 1.4%
Cisco Systems, Inc. (b)                                     8,700         91,176

Computer - Manufacturers 1.6%
Dell Computer Corporation (b)                               4,430        104,194

Computer Software - Desktop 2.8%
Microsoft Corporation (b)                                   4,100        179,129

Cosmetics - Personal Care 2.3%
Colgate Palmolive Company                                   2,700        145,665

Diversified Operations 6.4%
3M Co.                                                      1,300        142,961
General Electric Company                                    5,450        134,342
Johnson Controls, Inc.                                      1,800        138,276
                                                                      ----------
                                                                         415,579
Electrical - Equipment 1.9%
W.W. Grainger, Inc.                                         2,900        123,395

Electronics - Semiconductor Manufacturing 3.3%
Intel Corporation                                           4,500         62,505
Linear Technology Corporation                               4,600         95,312
Texas Instruments, Inc.                                     3,700         54,649
                                                                      ----------
                                                                         212,466
Finance - Investment Brokers 3.0%
The Goldman Sachs Group, Inc.                               1,600        105,648
Lehman Brothers Holdings, Inc.                              1,850         90,743
                                                                      ----------
                                                                         196,391
Finance - Publicly Traded Investment Funds - Equity 1.0%
Standard & Poors Depositary Receipt Trust
  Unit Series 1                                               750         61,402

Financial Services - Miscellaneous 2.4%
American Express Company                                    5,000        155,900

Food - Dairy Products 2.1%
Dean Foods Company (b)                                      3,400        135,252

Food - Miscellaneous Preparation 1.7%
PepsiCo, Inc.                                               2,985        110,296

Insurance - Diversified 1.7%
American International Group, Inc.                          2,000        109,400

Insurance - Property/Casualty/Title 1.3%
MBIA, Inc.                                                  2,100         83,895

Leisure - Toys/Games/Hobby 1.2%
Mattel, Inc.                                                4,300         77,443

Media - Books 2.2%
McGraw-Hill, Inc.                                           2,300        140,806

Medical - Biomedical/Genetics 1.9%
Amgen, Inc. (b)                                             3,000        125,100

Medical - Drug/Diversified 4.7%
Abbott Laboratories                                         4,000        161,600
Johnson & Johnson                                           2,634        142,447
                                                                      ----------
                                                                         304,047
Medical - Ethical Drugs 2.6%
Pharmacia Corporation                                       4,350        169,128

Metal Ores - Gold/Silver 1.6%
Newmont Mining Corporation
  Holding Company                                           3,800        104,538

Metal Ores - Miscellaneous 0.7%
Alcoa, Inc.                                                 2,500         48,250

Metal Products - Fasteners 1.6%
Illinois Tool Works, Inc.                                   1,750        102,077

Oil & Gas - International Integrated 3.2%
Exxon Mobil Corporation                                     4,248        135,511
Royal Dutch Petroleum Company                               1,800         72,306
                                                                      ----------
                                                                         207,817
Oil & Gas - United States Exploration & Production 2.7%
Apache Corporation                                          2,893        171,989

Retail - Major Discount Chains 2.4%
Wal-Mart Stores, Inc.                                       3,100        152,644

Retail - Restaurants 1.5%
Outback Steakhouse, Inc. (b)                                3,600         98,928

Telecommunications - Services 2.8%
BellSouth Corporation                                       4,700         86,292
SBC Communications, Inc.                                    4,550         91,455
                                                                      ----------
                                                                         177,747
--------------------------------------------------------------------------------
Total Common Stocks (Cost $5,377,306)                                  4,751,368
--------------------------------------------------------------------------------
Convertible Corporate Notes 9.9%
Computer - Services 2.4%
Affiliated Computer Services, Inc.
  Subordinated Notes, 3.50%, Due 2/15/06                 $130,000        157,625

Electronics - Military Systems 2.0%
L-3 Communications Holdings, Inc. Senior
  Subordinated Notes, 5.25%, Due 6/01/09                   90,000        131,062

Medical - Hospitals 1.6%
Universal Health Services, Inc.
   Debentures, 0.426%, Due 6/23/20                        150,000         99,937



SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            September 30, 2002
--------------------------------------------------------------------------------

               STRONG ADVISOR LARGE COMPANY CORE FUND (continued)

                                                      Shares or
                                                      Principal         Value
                                                       Amount          (Note 2)
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Sundries 2.2%
Amerisource Health Corporation
  Subordinated Notes, 5.00%, Due 12/01/07               $90,000       $  139,163

Retail/Wholesale - Food 1.7%
Performance Food Group Company
  Subordinated Notes, 5.50%, Due 10/16/08                90,000          112,725
--------------------------------------------------------------------------------
Total Convertible Corporate Notes (Cost $621,068)                        640,512
--------------------------------------------------------------------------------

Convertible Preferred Stocks 10.8%
Finance - Savings & Loan 2.8%
Washington Mutual, Inc. 5.375%                            3,700          179,450

Finance - Equity REIT 2.5%
Host Marriott Financial Trust 6.75%                       4,400          162,800

Insurance - Diversified 1.3%
Prudential Financial, Inc. 6.75%                          1,700           86,360

Medical - Health Maintenance
  Organizations 1.4%
Anthem, Inc. 6.00%                                        1,100           88,413

Utility - Electric Power 2.8%
FPL Group, Inc. 8.50%                                     3,500          180,250
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $720,945)                       697,273
--------------------------------------------------------------------------------
Short-Term Investments (a) 1.3%
Repurchase Agreements
State Street Bank (Dated 9/30/02), 1.50%,
  Due 10/01/02 (Repurchase proceeds $81,203);
  Collateralized by: United States Government &
  Agency Issues (c)                                     $81,200           81,200
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $81,200)                               81,200
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $6,800,519) 95.6%                6,170,353
Other Assets and Liabilities, Net 4.4%                                   284,305
--------------------------------------------------------------------------------
Net Assets 100.0%                                                     $6,454,658
================================================================================


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                      Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                  60            $3,460
Options written during the year                           95             6,820
Options closed                                           (10)           (1,970)
Options expired                                         (130)           (7,140)
Options exercised                                        (15)           (1,170)
                                                         ---            ------
Options outstanding at end of year                         0            $    0
                                                         ===            ======

Closed, expired and exercised options resulted in a capital gain of $8,850 for the year ended October 31, 2002.



              STRONG LARGE COMPANY GROWTH FUND

                                                      Shares or
                                                      Principal         Value
                                                       Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 79.7%
Beverages - Alcoholic 2.7%
Anheuser-Busch Companies, Inc.                            9,700       $  490,820

Beverages - Soft Drinks 1.8%
The Coca-Cola Company                                     7,000          335,720

Commercial Services - Advertising 2.4%
Omnicom Group, Inc.                                       8,000          445,440

Commercial Services - Miscellaneous 1.5%
Automatic Data Processing, Inc.                           8,000          278,160

Computer - Local Networks 2.0%
Cisco Systems, Inc. (b)                                  35,000          366,800

Computer - Manufacturers 1.9%
Dell Computer Corporation (b)                            14,500          341,040

Computer Software - Desktop 5.0%
Adobe Systems, Inc.                                      11,000          210,100
Microsoft Corporation (b)                                16,000          699,040
                                                                      ----------
                                                                         909,140
Computer Software - Enterprise 2.4%
Oracle Systems Corporation (b)                           23,400          183,924
VERITAS Software
Corporation (b)                                          17,600          258,896
                                                                      ----------
                                                                         442,820
Cosmetics - Personal Care 2.5%
Colgate Palmolive Company                                 8,600          463,970

Diversified Operations 7.1%
3M Co.                                                    3,000          329,910
AOL Time Warner, Inc. (b)                                30,000          351,000
General Electric Company                                 25,000          616,250
                                                                      ----------
                                                                       1,297,160
Electrical - Equipment 2.1%
W.W. Grainger, Inc.                                       8,800          374,440

Electronics - Semiconductor
  Equipment 0.9%
Novellus Systems, Inc. (b)                                8,000          166,480

Electronics - Semiconductor
  Manufacturing 4.4%
Intel Corporation                                        21,100          293,079
Linear Technology Corporation                            14,000          290,080
Texas Instruments, Inc.                                  14,500          214,165
                                                                      ----------
                                                                         797,324
Finance - Investment Brokers 1.5%
Lehman Brothers Holdings, Inc.                            5,500          269,775

Financial Services - Miscellaneous 2.1%
American Express Company                                 12,000          374,160

Food - Miscellaneous Preparation 2.4%
PepsiCo, Inc.                                            11,800          436,010

Index-Based 0.9%
iShares Russell 1000 Growth Index Fund                    4,900          166,894

Insurance - Diversified 1.2%
American International Group, Inc.                        4,000          218,800

Leisure - Toys/Games/Hobby 2.6%
Mattel, Inc.                                             26,500          477,265


--------------------------------------------------------------------------------
                  STRONG LARGE COMPANY GROWTH FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
Media - Books 2.2%
McGraw-Hill, Inc.                                     $   6,500    $    397,930

Medical - Biomedical/Genetics 4.1%
Amgen, Inc. (b)                                          10,000         417,000
Genentech, Inc. (b)                                      10,400         339,352
                                                                   ------------
                                                                        756,352
Medical - Drug/Diversified 5.8%
Abbott Laboratories                                      11,300         456,520
Johnson & Johnson                                        11,000         594,880
                                                                   ------------
                                                                      1,051,400
Medical - Ethical Drugs 9.3%
Eli Lilly & Company                                       7,900         437,186
Merck & Company, Inc.                                     5,500         251,405
Pfizer, Inc.                                             16,000         464,320
Pharmacia Corporation                                    13,900         540,432
                                                                   ------------
                                                                      1,693,343
Medical/Dental - Services 2.0%
Quest Diagnostics, Inc. (b)                               6,000         369,180

Metal Ores - Gold/Silver 1.1%
Newmont Mining Corporation
   Holding Company                                        7,000         192,570

Oil & Gas - United States Exploration &
     Production 1.4%
Apache Corporation                                        4,163         247,490

Retail - Department Stores 1.7%
Kohl's Corporation (b)                                    5,000         304,050

Retail - Major Discount Chains 2.9%
Wal-Mart Stores, Inc.                                    10,600         521,944

Retail - Restaurants 1.8%
Outback Steakhouse, Inc. (b)                             12,000         329,760
-------------------------------------------------------------------------------
Total Common Stocks (Cost $16,946,173)                               14,516,237
-------------------------------------------------------------------------------
Convertible Corporate Notes 14.1%
Building - Resident/Commercial 1.6%
Lennar Corporation Senior Debentures,
   Zero %, Due 7/29/18                                 $400,000         291,500

Computer - Services 1.9%
Affiliated Computer Services, Inc.
   Subordinated Notes, 3.50%, Due 2/15/06               280,000         339,500

Electronics - Military Systems 2.7%
L-3 Communications Holdings, Inc. Senior
   Subordinated Notes, 5.25%, Due 6/01/09               340,000         495,125

Medical - Hospitals 2.0%
Universal Health Services, Inc. Debentures,
   0.426%, Due 6/23/20                                  550,000         366,438

Medical - Wholesale Drugs/Sundries 2.9%
Amerisource Health Corporation Subordinated
   Notes, 5.00%, Due 12/01/07                           340,000         525,725

Pollution Control - Services 1.3%
Waste Connections, Inc. Subordinated
   Notes, 5.50%, Due 4/15/06                            200,000         235,000

Retail/Wholesale - Food 1.6%
Performance Food Group Company
   Subordinated Notes, 5.50%, Due 10/16/08              240,000         300,600

Utility - Electric Power 0.1%
Kestrel Solutions, Inc. Subordinated Notes,
   5.50%, Due 7/15/05
   (Acquired 7/20/00; Cost $300,000) (d)                300,000          25,500
-------------------------------------------------------------------------------
Total Convertible Corporate Notes (Cost $2,613,898)                   2,579,388
-------------------------------------------------------------------------------
Convertible Preferred Stocks 7.5%
Finance - Equity REIT 2.3%
Host Marriott Financial Trust 6.75%                      11,200         414,400

Finance - Savings & Loan 2.4%
Washington Mutual, Inc. 5.375%                            9,000         436,500

Medical - Health Maintenance Organizations 2.2%
Anthem, Inc. 6.00%                                        5,000         401,875

Utility - Electric Power 0.6%
FPL Group, Inc. 8.50%                                     2,300         118,450
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $1,322,802)                  1,371,225
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $20,882,873) 101.3%            18,466,850
Other Assets and Liabilities, Net (1.3%)                               (245,825)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $18,221,025
===============================================================================

LEGEND

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.
(d)  Restricted and illiquid security.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2002

                                                                    (In Thousands,
                                                                   Except As Noted)

                                                                    Strong Advisor
                                                                     Large Company
                                                                       Core Fund
                                                                    --------------
Assets:
  Investments in Securities, at Value (Cost of $6,801)                   $6,170
  Receivable for Fund Shares Sold                                           300
  Dividends and Interest Receivable                                           9
  Receivable from Advisor                                                    34
  Other Assets                                                                8
                                                                         ------
  Total Assets                                                            6,521

Liabilities:
  Payable for Securities Purchased                                           29
  Accrued Operating Expenses and Other Liabilities                           37
                                                                         ------
  Total Liabilities                                                          66
                                                                         ------
Net Assets                                                               $6,455
                                                                         ======

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                          $8,128
  Accumulated Net Investment Income                                           6
  Accumulated Net Realized Loss                                          (1,049)
  Net Unrealized Depreciation                                              (630)
                                                                         ------
  Net Assets                                                             $6,455
                                                                         ======

Class A ($ and shares in full)
  Net Assets                                                         $6,154,658
  Capital Shares Outstanding (Unlimited Number Authorized)              746,829
  Net Asset Value Per Share                                               $8.24
                                                                          =====
  Public Offering Price Per Share
  ($8.24 divided by .9425)                                                $8.74
                                                                          =====

Class B ($ and shares in full)
  Net Assets                                                           $100,000
  Capital Shares Outstanding (Unlimited Number Authorized)               12,173
  Net Asset Value Per Share                                               $8.21
                                                                          =====

Class C ($ and shares in full)
  Net Assets                                                           $100,000
  Capital Shares Outstanding (Unlimited Number Authorized)               12,173
  Net Asset Value Per Share                                               $8.21
                                                                          =====

Class K ($ and shares in full)
  Net Assets                                                           $100,000
  Capital Shares Outstanding (Unlimited Number Authorized)               12,173
  Net Asset Value Per Share                                               $8.21
                                                                          =====


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
September 30, 2002

                                                                    (In Thousands,
                                                                   Except Per Share
                                                                       Amounts)

                                                                    Strong Large
                                                                       Company
                                                                     Growth Fund
                                                                     -----------


Assets:
  Investments in Securities, at Value (Cost of $20,883)                $18,467
  Receivable for Securities Sold                                         1,506
  Dividends and Interest Receivable                                         40
  Receivable from Advisor                                                   39
                                                                       -------
  Total Assets                                                          20,052

Liabilities:
  Payable for Securities Purchased                                       1,378
  Payable for Fund Shares Redeemed                                         345
  Accrued Operating Expenses and Other Liabilities                         108
                                                                       -------
  Total Liabilities                                                      1,831
                                                                       -------
Net Assets                                                             $18,221
                                                                       =======

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                        $30,027
  Accumulated Net Investment Income                                         77
  Accumulated Net Realized Loss                                         (9,467)
  Net Unrealized Depreciation                                           (2,416)
                                                                       -------
  Net Assets                                                           $18,221
                                                                       =======

Capital Shares Outstanding (Unlimited Number Authorized)                 1,777

Net Asset Value Per Share                                               $10.25
                                                                        ======

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------
For the Year Ended September 30, 2002
                                                                          (In Thousands)

                                                                          Strong Advisor
                                                                          Large Company
                                                                           Core Fund
                                                                          --------------
Income:
  Dividends                                                                   $ 89
  Interest                                                                      26
                                                                              ----
  Total Income                                                                 115

Expenses:
  Investment Advisory Fees                                                      37
  Administrative Fees                                                           50
  Custodian Fees                                                                11
  Shareholder Servicing Costs                                                   21
  12b-1 Fees                                                                    12
  Professional Fees                                                             24
  Federal and State Registration Fees                                           13
  Other                                                                         16
                                                                              ----
  Total Expenses before Expense Waivers and Absorptions                        184
  Expense Waivers and Absorptions                                             (111)
                                                                              ----
  Expenses, Net                                                                 73
                                                                              ----
Net Investment Income                                                           42

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                               (406)
    Options                                                                      9
                                                                              ----
    Net Realized Loss                                                         (397)
  Net Change in Unrealized Appreciation/Depreciation on Investments           (398)
                                                                              ----
Net Loss on Investments                                                       (795)
                                                                              ----
Net Decrease in Net Assets Resulting from Operations                         ($753)
                                                                              ====

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)
-----------------------------------------------------------------------------------------
For the Year Ended September 30, 2002
                                                                           (In Thousands)

                                                                                Strong
                                                                            Large Company
                                                                             Growth Fund
                                                                            -------------
Income:
  Dividends                                                                    $  702
  Interest                                                                        464
                                                                               ------
  Total Income                                                                  1,166

Expenses:
  Investment Advisory Fees                                                        232
  Administrative Fees                                                              96
  Custodian Fees                                                                   20
  Shareholder Servicing Costs                                                      23
  12b-1 Fees                                                                       77
  Other                                                                            68
                                                                               ------
  Total Expenses before Expense Waivers and Absorptions                           516
  Expense Waivers and Absorptions                                                 (53)
                                                                               ------
  Expenses, Net                                                                   463
                                                                               ------
Net Investment Income                                                             703

Realized and Unrealized Gain (Loss):
  Net Realized Loss on Investments                                             (4,671)
  Net Change in Unrealized Appreciation/Depreciation on Investments               653
                                                                               ------
Net Loss on Investments                                                        (4,018)
                                                                               ------
Net Decrease in Net Assets Resulting from Operations                          ($3,315)
                                                                               ======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                                 (In Thousands)

                                                                              Strong Advisor Large
                                                                               Company Core Fund
                                                                       ------------------------------
                                                                          Year Ended      Year Ended
                                                                       Sept. 30, 2002  Sept. 30, 2001
                                                                       --------------  --------------
Operations:
   Net Investment Income                                                $   42          $   44
   Net Realized Loss                                                      (397)           (564)
   Net Change in Unrealized Appreciation/Depreciation                     (398)           (869)
                                                                        ------          ------
   Net Decrease in Net Assets Resulting from Operations                   (753)         (1,389)
Distributions:
   From Net Investment Income - Class A                                    (22)            (44)
   From Net Realized Gains - Class A                                      (140)           (416)
                                                                        ------          ------
   Total Distributions                                                    (162)           (460)
Capital Share Transactions (Note 6):
   Net Increase in Net Assets from Capital Share Transactions            3,279             991
                                                                        ------          ------
Total Increase (Decrease) in Net Assets                                  2,364            (858)
Net Assets:
   Beginning of Year                                                     4,091           4,949
                                                                        ------          ------
   End of Year                                                          $6,455          $4,091
                                                                        ======          ======
   Undistributed Net Investment Income                                  $    6          $   --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                      (In Thousands)

                                                                                                    Strong Large Company
                                                                                                       Growth Fund
                                                                                               -------------------------------
                                                                                                Year Ended       Year Ended
                                                                                               Sept. 30, 2002   Sept. 30, 2001
                                                                                               --------------   --------------
Operations:
     Net Investment Income                                                                       $    703         $    807
     Net Realized Loss                                                                             (4,671)          (4,618)
     Net Change in Unrealized Appreciation/Depreciation                                               653           (7,307)
                                                                                                 --------         --------
     Net Decrease in Net Assets Resulting from Operations                                          (3,315)         (11,118)
Distributions:
     From Net Investment Income                                                                      (631)            (807)
     From Net Realized Gains                                                                          (69)          (3,836)
                                                                                                 --------         --------
     Total Distributions                                                                             (700)          (4,643)
Capital Share Transactions:
     Proceeds from Shares Sold                                                                      5,920           14,303
     Proceeds from Reinvestment of Distributions                                                      608            4,136
     Payments from Shares Redeemed                                                                (17,465)          (6,529)
                                                                                                 --------         --------
     Net Increase (Decrease) in Net Assets from Capital Share Transactions                        (10,937)          11,910
                                                                                                 --------         --------
Total Decrease in Net Assets                                                                      (14,952)          (3,851)
Net Assets:
     Beginning of Year                                                                             33,173           37,024
                                                                                                 --------         --------
     End of Year                                                                                 $ 18,221         $ 33,173
                                                                                                 ========         ========
     Undistributed Net Investment Income                                                         $     77         $     --
Transactions in Shares of the Fund:
     Sold                                                                                             467              967
     Issued in Reinvestment of Distributions                                                           50              298
     Redeemed                                                                                      (1,467)            (472)
                                                                                                 --------         --------
     Net Increase (Decrease) in Shares of the Fund                                                   (950)             793
                                                                                                 ========         ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2002

1.   Organization

     The accompanying financial statements represent the Strong Advisor Large Company Core Fund (formerly Rockhaven Fund) and Strong Large Company Growth Fund (formerly Rockhaven Premier Dividend Fund) (the "Funds"). Each of the Funds is a series of Strong Equity Funds, Inc. and is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Effective September 5, 2002, Strong Capital Management, Inc. ("the Advisor") succeeded Rockhaven Asset Management, LLC as the investment advisor for Rockhaven Fund and Rockhaven Premier Dividend Fund. Effective September 16, 2002, Strong Advisor Large Company Core Fund and Strong Large Company Growth Fund, both newly created series of Strong Equity Funds, Inc., acquired Rockhaven Fund and Rockhaven Premier Dividend Fund, respectively. See Note 7 for further discussion.

     Strong Large Company Growth Fund offers Investor Class shares, which are available to the general public. Effective September 30, 2002, Strong Advisor Large Company Core Fund implemented a multiple class structure whereby the Fund is authorized to offer four classes of shares. Class A, B and C shares are available only through financial professionals, and Class K shares are available only through programs managed by Strong Capital Management, Inc. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual share classes.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid by the pricing committee based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. The aggregate cost and fair value of illiquid securities held at September 30, 2002 are as follows:

                                            Aggregate   Aggregate    Percent of
                                              Cost      Fair Value   Net Assets
                                            ---------   ----------   ----------
          Strong Large Company Growth Fund  $300,000     $25,500        0.1%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

--------------------------------------------------------------------------------
     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies, or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds designate liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Advisor has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Short Positions -- During the period from October 1, 2001 to September 15, 2002, the Funds were prohibited from engaging in short sale transactions. Effective September 16, 2002, the Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

     (K) Directed Brokerage -- Effective September 16, 2002, the Funds may direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

     (L) Earnings Credit Arrangements -- Effective September 16, 2002, credits may be earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and would be included in Expense Waivers and Absorptions reported in the Funds' Statements of Operations.

     (M) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
September 30, 2002

     (N) Expenses -- The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

     (O) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the "Administrator") provides administrative, shareholder recordkeeping and related services to the Funds. The Administrator is an affiliated company of the Advisor. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                  Administrative
                                              Advisory Fees/(1)/     Fees/(2)/
                                              ------------------  --------------

     Strong Advisor Large Company Core Fund         0.75%              0.30%
     Strong Large Company Growth Fund               0.75%              0.30%

     /(1)/ For the period 10-01-01 to 9-15-02, the investment advisory fee was 0.75%. Effective 9-16-02, the investment advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.

     /(2)/ For the period 10-01-01 to 9-15-02, the administrative fee rate was $30,000 if the Funds' average daily net assets were less than $15 million, 0.20% for $15 million to less than $50 million, 0.15% for $50 million to less than $100 million, 0.10% for $100 million to less than $150 million, and 0.05% for $150 million or more. Effective 9-16-02, the administrative fees rate is 0.30% of the Funds' average daily net assets.

     The Funds' Advisor has contractually agreed to waive its fees and/or absorb expenses for the Investor and Class A shares of the Funds for an indefinite period of time to keep Total Annual Operating Expenses at no more than 1.50%. This agreement may only be terminated by the Board of Directors of the Funds, but not before May 1, 2003. In addition, the Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. For the year ended September 30, 2002 Rockhaven Asset Management, LLC and Strong Capital Management, Inc. waived and/or absorbed expenses totaling $111,092 and $52,809 on behalf of Strong Advisor Large Company Core Fund and Strong Large Company Growth Fund, respectively.

     The Advisor has contractually agreed to waive and/or absorb expenses for the Class B, C and K shares of Strong Advisor Large Company Core Fund until May 1, 2003, to keep Total Annual Operating Expenses at no more than 2.50%, 2.50% and 0.99%, respectively.

     For the period from October 1, 2001 to September 15, 2002, the Funds' shareholder recordkeeping and related services fees for the Funds were paid at a rate of $17.00 for each open shareholder account, with a minimum fee of $18,000 per year per Fund. Effective, September 16, 2002, shareholder recordkeeping and related service fees for the Investor Class of Strong Large Company Growth Fund are paid at a rate of $27.00 for each opened shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for Strong Advisor Large Company Core Fund's Class A, B, C and K shares are paid at an annual rate of 0.20% of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Waivers and Absorptions reported in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     From the period October 1, 2001 to September 15, 2002, the Funds had a distribution plan with Rockhaven Asset Management, LLC, pursuant to Rule 12b-1 under the 1940 Act. Under the agreement, Rockhaven Asset Management, LLC was paid an annual rate of up to 0.25% of each Funds' average daily net assets. Effective September 16, 2002, the Funds entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of Strong Advisor Large Company Core Fund's Class A, B and C shares. Under the agreement, the Distributor is paid an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of the Class A, B and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Class A, B and C shares.

--------------------------------------------------------------------------------
Strong Advisor Large Company Core Fund's Class A, B and C shares have various sales and redemption fees charged to shareholders. The Fund's Class A shares have a maximum 5.75% front-end sales charge and a 1.00% redemption fee imposed on redemptions made within 12 months of purchase. The Fund's Class B shares have a maximum 5.00% contingent deferred sales charge. The Fund's Class C shares have a maximum 1.00% contingent deferred sales charge. Strong Large Company Growth Fund has a 1.00% redemption fee imposed on redemptions made within 12 months of purchase.

The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended September 30, 2002, is as follows:

                                             Receivable from       Payable to        Shareholder Servicing     Transfer Agency
                                               Advisor at       Administrator at      and Other Expenses          Banking
                                             Sept. 30, 2002      Sept. 30, 2002      Paid to Administrator        Charges
                                             ---------------    ----------------     ---------------------     ---------------
Strong Advisor Large Company Core Fund          ($34,099)            $   515                 $ 1,564                $ 32
Strong Large Company Growth Fund                 (38,550)              1,083                     741                 147

At September 30, 2002, the Advisor owns the following percentages of the outstanding shares of each class. The Advisor owns less than 10% of the outstanding shares of the Investor Class of Strong Large Company Growth Fund.

                                             Class A  Class B  Class C  Class K
                                             -------  -------  -------  -------
Strong Advisor Large Company Core Fund         --*     100%      100%     100%
*Amount calculated is less than 10%.

4 Income Tax Information
The following information for the Funds is presented on an income tax basis as of September 30, 2002:

                                                        Gross          Gross    Net Unrealized                    Distributable
                                          Cost of     Unrealized    Unrealized    Depreciation    Distributable     Long-Term
                                        Investments  Appreciation  Depreciation  on Investments  Ordinary Income  Capital Gains
                                        -----------  ------------  ------------  --------------  ---------------  -------------
Strong Advisor Large Company Core Fund  $ 6,959,408    $ 44,352     $  833,407     $  789,055        $ 6,435           $--
Strong Large Company Growth Fund         21,277,451     206,370      3,016,971      2,810,601         77,055            --

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the year ended September 30, 2002, capital loss carryovers (expiring in varying amounts through 2010) as of September 30, 2002 and tax basis post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                             Ordinary Income    Long-Term Capital Gains    Net Capital Loss    Post-October
                                              Distributions          Distributions            Carryovers          Losses
                                             ---------------    -----------------------    ----------------    ------------
Strong Advisor Large Company Core Fund          $161,409               $  --                  $  671,944       $  217,572
Strong Large Company Growth Fund                 631,272                68,330                 4,911,139        4,196,610

For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended September 30, 2002, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited):
Strong Advisor Large Company Core Fund 100% and Strong Large Company Growth Fund 100%.

5. Investment Transactions
The aggregate purchases and sales of long-term securities during the year ended September 30, 2002, were as follows:

                                              Purchases         Sales
                                             -----------     -----------
Strong Advisor Large Company Core Fund       $12,216,126     $ 9,323,853
Strong Large Company Growth Fund              93,269,852     103,422,849

There were no purchases or sales of long-term U.S. government securities for the year ended September 30, 2002.

--------------------------------------------------------------------------------
September 30, 2002

6.   Capital Share Transactions

     For the year ended September 30, 2002, the capital share transactions are as follows:

                                                       Strong Advisor Large
                                                         Company Core Fund
                                                  ------------------------------
                                                    Year Ended      Year Ended
                                                  Sept. 30, 2002  Sept. 30, 2001
                                                  --------------  --------------
Capital Share Transactions of Each Class of
   Shares of the Fund Were as Follows:

CLASS A
   Proceeds from Shares Sold                        $ 3,325,537     $ 1,006,242
   Proceeds from Reinvestment of Distributions          138,369         378,109
   Payment for Shares Redeemed                         (484,661)       (393,309)
                                                    -----------     -----------
   Net Increase in Net Assets from
     Capital Share Transactions                       2,979,245         991,042

CLASS B
   Proceeds from Shares Sold                            100,000              --
   Proceeds from Reinvestment of Distributions               --              --
   Payment for Shares Redeemed                               --              --
                                                    -----------     -----------
   Net Increase in Net Assets from
     Capital Share Transactions                         100,000              --

CLASS C
   Proceeds from Shares Sold                            100,000              --
   Proceeds from Reinvestment of Distributions               --              --
   Payment for Shares Redeemed                               --              --
                                                    -----------     -----------
   Net Increase in Net Assets from
     Capital Share Transactions                         100,000              --

CLASS K
   Proceeds from Shares Sold                            100,000              --
   Proceeds from Reinvestment of Distributions               --              --
   Payment for Shares Redeemed                               --              --
                                                    -----------     -----------
   Net Increase in Net Assets from
     Capital Share Transactions                         100,000              --
                                                    -----------     -----------

Net Increase in Net Assets from
   Capital Share Transactions                       $ 3,279,245     $   991,042
                                                    ===========     ===========

--------------------------------------------------------------------------------

                                                     Strong Advisor Large
                                                      Company Core Fund
                                               ---------------------------------
                                                 Year Ended         Year Ended
                                               Sept. 30, 2002     Sept. 30, 2001
                                               --------------     --------------
Transactions in Shares of Each Class of
  the Fund Were as Follows:

CLASS A
  Sold                                              359,651           85,524
  Issued in Reinvestment of Distributions            13,573           33,322
  Redeemed                                          (50,178)         (32,388)
                                                    -------           ------
  Net Increase in Shares                            323,046           86,458

CLASS B
  Sold                                               12,173               --
  Issued in Reinvestment of Distributions                --               --
  Redeemed                                               --               --
                                                    -------           ------
  Net Increase in Shares                             12,173               --

CLASS C
  Sold                                               12,173               --
  Issued in Reinvestment of Distributions                --               --
  Redeemed                                               --               --
                                                    -------           ------
  Net Increase in Shares                             12,173               --

CLASS K
  Sold                                               12,173               --
  Issued in Reinvestment of Distributions                --               --
  Redeemed                                               --               --
                                                    -------           ------
  Net Increase in Shares                             12,173               --


--------------------------------------------------------------------------------
September 30, 2002

7.   Agreement and Plan of Reorganization:

     On August 8, 2002, Strong Equity Funds, Inc., on behalf of Strong Advisor Large Company Core Fund and Strong Large Company Growth Fund, and Advisors Series Trust ("AST"), a Delaware business trust, on behalf of the Rockhaven Fund and Rockhaven Premier Dividend Fund, approved an Agreement and Plan of Reorganization ("the Agreement") providing for the transfer of substantially all of the assets and liabilities of each Rockhaven Fund to a corresponding Strong Fund in exchange for shares of such Strong Fund in a tax-free reorganization. At a special meeting of shareholders of the Rockhaven Funds held on August 30, 2002, the shareholders voted to approve the agreement. The results of the shareholder meeting are in Note 8.

     Effective September 16, 2002, Strong Advisor Large Company Core Fund
     (a newly created series) acquired, through a non-taxable exchange, substantially all of the net assets of Rockhaven Fund. Strong Advisor Large Company Core Fund issued 746,189 shares, valued at $6,521,833. The net assets of Rockhaven Fund included net unrealized depreciation of $269,142. Strong Capital Management, Inc. continued as the investment advisor.

     Effective September 16, 2002, Strong Large Company Growth Fund (a newly created series) acquired, through a non-taxable exchange, substantially all of the net assets of Rockhaven Premier Dividend Fund. Strong Large Company Growth Fund issued 1,979,821 shares, valued at $21,712,756. The net assets of Rockhaven Premier Dividend Fund included net unrealized depreciation of $1,466,827. Strong Capital Management, Inc. continued as the investment advisor.

 8.  Results of Special Meeting of Shareholders of the Funds (Unaudited)

     At a Special Meeting of Shareholders of the Rockhaven Funds held on August 30, 2002, shareholders approved the following proposals:

     To approve the new investment advisory agreement between the Trust, on behalf of the Funds, and Strong Capital Management, Inc.

                                                     For      Against   Abstain
                                                  ---------   -------   -------

     Strong Advisor Large Company Core Fund         296,196    7,515         --
     Strong Large Company Growth Fund             1,243,355    5,029     10,547

     To approve the reorganization of the Rockhaven Funds as a newly created series of the Strong Equity Funds, Inc. a Wisconsin corporation, pursuant to an Agreement and Plan of Reorganization and the subsequent liquidation and termination of the Funds.

                                                     For      Against   Abstain
                                                  ---------   -------   -------
     Strong Advisor Large Company Core Fund         296,196    7,515         --
     Strong Large Company Growth Fund             1,244,178    4,378     10,375

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                Year Ended
                                                      -------------------------------------------------------------
                                                       Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,  Sept. 30,
Selected Per-Share Data/(a)/                           2002/(b)/       2001        2000         1999       1998/(c)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $9.65      $14.67      $11.72      $ 9.71     $10.00
Income From Investment Operations:
   Net Investment Income                                  0.07        0.12        0.14        0.09       0.14
   Net Realized and Unrealized Gains (Losses)
     on Investments                                      (1.10)      (3.79)       3.26        2.03      (0.29)
---------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                      (1.03)      (3.67)       3.40        2.12      (0.15)
Less Distributions:
   From Net Investment Income                            (0.05)      (0.12)      (0.14)      (0.11)     (0.14)
   From Net Realized Gains                               (0.33)      (1.23)      (0.31)         --         --
---------------------------------------------------------------------------------------------------------------
   Total Distributions                                   (0.38)      (1.35)      (0.45)      (0.11)     (0.14)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $8.24      $ 9.65      $14.67      $11.72     $ 9.71
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
   Total Return/(d)/                                    -11.5%      -26.4%      +29.5%      +21.9%      -1.6%
   Net Assets, End of Period (In Millions)                  $6          $4          $5          $3         $2
   Ratio of Expenses to Average Net Assets Before
     Expense Waivers and Absorptions                      3.7%        4.7%        3.8%        4.6%       8.5%*
   Ratio of Expenses to Average Net Assets                1.5%        1.5%        1.5%        1.5%       1.5%*
   Ratio of Net Investment Income to Average
     Net Assets                                           0.8%        1.0%        1.1%        0.8%       1.8%*
   Portfolio Turnover Rate/(e)/                         190.4%      221.6%      142.7%      113.4%      98.1%

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS B


                                                      Period Ended
                                                      ------------
                                                       Sept. 30,
Selected Per-Share Data/(a)/                           2002/(f)/
------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $8.21
Income From Investment Operations:
   Net Investment Income                                    --
   Net Realized and Unrealized Gains on Investments         --
------------------------------------------------------------------
   Total from Investment Operations                         --
Less Distributions:
   From Net Investment Income                               --
------------------------------------------------------------------
   Total Distributions                                      --
------------------------------------------------------------------
Net Asset Value, End of Period                           $8.21
==================================================================
Ratios and Supplemental Data
------------------------------------------------------------------
   Total Return                                             --/(g)/
   Net Assets, End of Period (In Millions)                  $0/(h)/
   Ratio of Expenses to Average Net Assets                0.0%*
   Portfolio Turnover Rate/(e)/                         190.4%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Effective September 5, 2002 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC (Note 1).
(c)  For the period from November 3, 1997 (inception) to September 30, 1998.
(d)  Amount does not reflect sales load.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from September 30, 2002 (commencement of class) to September 30, 2002.
(g) This class was not available to the public until October 1, 2002; therefore, total return is not applicable.
(h)  Amount is less than $500,000.


                       See Notes to Financial Statements.

----------------------------------------------------------------------------
STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS C
----------------------------------------------------------------------------
                                                               Period Ended
                                                               -------------
                                                                 Sept. 30,
Selected Per-Share Data/(a)/                                     2002/(b)/
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $8.21

Income From Investment Operations:
   Net Investment Income                                              --
   Net Realized and Unrealized Gains on Investments                   --
----------------------------------------------------------------------------
   Total from Investment Operations                                   --

Less Distributions:
   From Net Investment Income                                         --
----------------------------------------------------------------------------
   Total Distributions                                                --
----------------------------------------------------------------------------
Net Asset Value, End of Period                                     $8.21
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
   Total Return                                                       --/(c)/
   Net Assets, End of Period (In Millions)                            $0/(d)/
   Ratio of Expenses to Average Net Assets                           0.0%*
   Portfolio Turnover Rate/(e)/                                    190.4%


STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS K
----------------------------------------------------------------------------

                                                                Period Ended
                                                                ------------
                                                                 Sept. 30,
Selected Per-Share Data/(a)/                                      2002/(b)/
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $8.21

Income From Investment Operations:
   Net Investment Income                                              --
   Net Realized and Unrealized Losses on Investments                  --
----------------------------------------------------------------------------
   Total from Investment Operations                                   --

Less Distributions:
   From Net Investment Income                                         --
----------------------------------------------------------------------------
   Total Distributions                                                --
----------------------------------------------------------------------------
Net Asset Value, End of Period                                     $8.21
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
   Total Return                                                       --/(c)/
   Net Assets, End of Period (In Millions)                            $0/(d)/
   Ratio of Expenses to Average Net Assets                           0.0%*
   Portfolio Turnover Rate/(e)/                                    190.4%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 30, 2002 (commencement of class) to September 30, 2002.
(c) This class was not available to the public until October 1, 2002; therefore, total return is not applicable.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
STRONG LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                               ---------------------------------------------------------------
                                                               Sept.30,    Sept.30,    Sept.30,     Sept.30,      Sept.30,
Selected Per-Share Data/(a)/                                   2002/(b)/     2001        2000         1999         1998/(c)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $12.17       $19.15       $13.12      $9.80          $10.00

Income From Investment Operations:
   Net Investment Income                                         0.31         0.32         0.29       0.18            0.21
   Net Realized and Unrealized Gains (Losses)
   on Investments                                               (1.93)       (5.09)        6.26       3.33           (0.21)
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             (1.62)       (4.77)        6.55       3.51              --

Less Distributions:
   From Net Investment Income                                   (0.27)       (0.32)       (0.27)     (0.19)          (0.20)
   From Net Realized Gains                                      (0.03)       (1.89)       (0.25)        --              --
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (0.30)       (2.21)       (0.52)     (0.19)          (0.20)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $10.25       $12.17       $19.15     $13.12           $9.80
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
   Total Return/(d)/                                           -13.7%       -26.2%       +50.7%     +36.0%           -0.1%
   Net Assets, End of Period (In Millions)                        $18         $ 33          $37         $9              $2
   Ratio of Expenses to Average Net Assets Before
   Expense Waivers and Absorptions                               1.7%         1.6%         1.6%       3.1%          11.3%*
   Ratio of Expenses to Average Net Assets                       1.5%         1.5%         1.5%       1.5%           1.5%*
   Ratio of Net Investment Income to Average Net Assets          2.3%         2.2%         1.8%       1.5%           2.6%*
   Portfolio Turnover Rate                                     311.3%       285.3%       180.8%     120.2%          147.6%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Effective September 5, 2002 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC (Note 1).
(c)  For the period from November 3, 1997 (inception) through September 30,
     1998.
(d) Amount does not reflect sales load. Effective September 16, 2002, the Fund no longer charges a sales load on the purchase of shares.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Equity Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Large Company Growth Fund (formerly Rockhaven Premier Dividend Fund) and Strong Advisor Large Company Core Fund (formerly Rockhaven Fund) (two of the series comprising Strong Equity Funds, Inc., hereafter referred to as the "Funds") at September 30, 2002, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 31, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.
     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
     Mr. Greer has been Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association - Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
    Richard S. Strong
    Willie D. Davis
    Gordon B. Greer
    Stanley Kritzik
    Neal Malicky
    William F. Vogt

Officers
    Richard S. Strong, Chairman of the Board
    Thomas M. Zoeller, Vice President
    Richard W. Smirl, Vice President and Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Gilbert L. Southwell III, Assistant Secretary
    John W. Widmer, Treasurer

Investment Advisor
    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
    State Street Bank and Trust Company
    801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
    Strong Investor Services, Inc.
    P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Accountants
    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT28857 11-02




Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683


Visit our web site at
www.Strong.com




[STRONG LOGO]                                               AALCOCG/WH2610 10-02